UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Golf Road, Rolling Meadows, Illinois		60008-4050
(Address of principal executive offices)		Zip Code

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 14, 2024, Arthur J. Gallagher & Co. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Morgan Stanley & Co. LLC (“Morgan Stanley”), pursuant to which the Company may offer and sell up to 3,000,000 shares of the Company’s common stock, par value $1.00 per share (the “shares”), from time to time, in “at-the-market” offerings through Morgan Stanley, as sales agent (the “at-the-market program”). The Equity Distribution Agreement replaces and extends the Company’s prior equity distribution agreement, entered into under the Company’s prior registration statement and under which no sales were made, by transferring the at-the-market program to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333-277002) filed on February 12, 2024 (the “Registration Statement”). No changes have otherwise been made to the at-the-market program.

Sales of the shares, if any, will be made at prevailing market prices at the time of sale, or as otherwise agreed with Morgan Stanley. Morgan Stanley will receive a commission from the Company that will not exceed, but may be lower than, 1.25% of the gross sales price of all shares sold under the Equity Distribution Agreement. Any shares will be issued pursuant to the Registration Statement, as supplemented by the prospectus supplement, dated March 14, 2024. The Company is not obligated to sell, and Morgan Stanley is not obligated to buy or sell, any shares under the Equity Distribution Agreement, and no assurance can be given that the Company will sell any such shares, or, if it does, as to the price or amount of shares that it sells or the dates when such sales will take place. Under the Equity Distribution Agreement, the Company has agreed to indemnify Morgan Stanley against certain liabilities, including under the Securities Act of 1933, as amended, or to contribute payments that Morgan Stanley may be required to make because of such liabilities.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. A copy of the Equity Distribution Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. In addition, a copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the shares that may be sold pursuant to the Equity Distribution Agreement is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits

1.1	Equity Distribution Agreement, dated as of March 14, 2024, between Arthur J. Gallagher & Co. and Morgan Stanley & Co. LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: March 14, 2024	By:	/s/ Walter D. Bay
	Name:	Walter D. Bay
	Title:	Vice President, General Counsel and Secretary